4Q 2020 Earnings Results &
Supplemental Information of CNX Resources

TABLE OF CONTENTS:	Page:

Production Volumes and Activity Summary........................................................................................................................	2

Hedge Volumes and Pricing…...........................................................................................................................................	3

Gas Hedging Gain/Loss Projections…..............................................................................................................................	4

Consolidated Statements of Income..................................................................................................................................	5

Consolidated Balance Sheets............................................................................................................................................	6

Consolidated Statements of Cash Flows….......................................................................................................................	7

Market Mix and Natural Gas Price Reconciliation…..........................................................................................................	8

Price and Cost Data (Per Mcfe).........................................................................................................................................	9

Guidance…........................................................................................................................................................................	10

Non-GAAP Reconciliations

Definitions..........................................................................................................................................................................	11

Quarterly Adjusted EBITDAX and Adjusted Net Income....................................................................................................	12

Operating Margin...............................................................................................................................................................	13

Cash Operating Margin......................................................................................................................................................	14

Net Debt and Adjusted EBITDAX TTM..............................................................................................................................	15

Free Cash Flow..................................................................................................................................................................	16

NOTE: Please note that CNX is unable to provide a reconciliation of projected financial results contained in this presentation, including the measures referenced above, to their respective comparable financial measure calculated in accordance with GAAP. This is due to our inability to calculate the comparable GAAP projected metrics, including operating income, net cash provided by operating activities and total production costs, given the unknown effect, timing, and potential significance of certain income statement items.

PRODUCTION VOLUMES

GAS	Q4-2020	Q3-2020	Q2-2020	Q1-2020	YTD-2020	Q4-2019
Shale Sales Volumes (Bcf)	124.7	95.2	96.5	112.3	428.7	119.1
CBM Sales Volumes (Bcf)	13.3	13.0	13.1	13.2	52.6	13.7
Other Sales Volumes (Bcf)	0.1	-	-	-	0.1	0.1

LIQUIDS*
NGLs Sales Volumes (Bcfe)	8.1	6.9	4.7	8.4	28.1	10.0
Oil and Condensate Sales Volumes (Bcfe)	0.3	0.6	0.2	0.5	1.6	0.5

TOTAL (Bcfe)	146.5	115.7	114.5	134.4	511.1	143.4

Average Daily Production (MMcfe)	1,592.5	1,257.6	1,258.3	1,476.5	1,396.4	1,558.5

* NGLs, Oil and Condensate are converted to Mcfe at the rate of one barrel equals six Mcf based upon the approximate relative energy content of oil and natural gas, which is not indicative of the relationship of oil, NGLs, condensate, and natural gas prices.

Q4 2020 ACTIVITY SUMMARY		TD	Frac	TIL	Average Lateral Length(1)	Rigs at Period End
SWPA Central	Marcellus	1	6	6	10,116	2
	Utica	-	2	-	-	-

WV Shirley-Pennsboro	Marcellus	-	-	-	-	-
	Utica	-	-	-	-	-

CPA South	Utica	-	-	1	5,174	-

Total		1	8	7	-	2

(1) Measured in lateral feet from perforation to perforation.

HEDGE VOLUMES AND PRICING

	Q1 2021	2021	2022	2023	2024	2025
NYMEX Hedges
Volumes (Bcf)	119.7	450.0	341.0	175.3	178.8	50.2
Average Prices ($/Mcf)	$2.99	$2.97	$2.87	$2.77	$2.86	$2.72

Physical Fixed Price Sales and Index Hedges
Volumes (Bcf)	6.0	22.1	20.9	34.5	17.8	14.5
Average Prices ($/Mcf)	$2.54	$2.52	$2.50	$2.15	$2.22	$2.17
Total Volumes Hedged (Bcf)(1)	125.7	472.1	361.9	209.8	196.6	64.7

NYMEX + Basis (fully-covered volumes)(2)
Volumes (Bcf)	125.7	466.0	361.9	209.8	196.6	64.7
Average Prices ($/Mcf)	$2.57	$2.49	$2.34	$2.22	$2.28	$2.11

NYMEX Hedges Exposed to Basis
Volumes (Bcf)	-	6.1	-	-	-	-
Average Prices ($/Mcf)	-	$2.97	-	-	-	-
Total Volumes Hedged (Bcf)(1)	125.7	472.1	361.9	209.8	196.6	64.7

(1) Hedge positions as of 1/7/2021. Excludes basis hedges in excess of NYMEX hedges of 0.6 Bcf, 29.4 Bcf, 75.0 Bcf,
66.5 Bcf, and 38.3 Bcf for Q1 2021, 2022, 2023, 2024, and 2025, respectively.
(2) Includes the impact of NYMEX and basis-only hedges as well as physical sales agreements.

HEDGING GAIN/LOSS PROJECTIONS
	Q1 2021				CY2021

	Hedged	Wtd. Avg.	Avg.	Forecasted	Hedged	Wtd. Avg.	Avg.	Forecasted
	Volumes	Hedged	Forward	Gain/(Loss)(2)	Volumes	Hedged	Forward	Gain/(Loss)(2)
($/MMBtu)	(000 MMBtu)	Price	Market(1)	($ in 000s)	(000 MMBtu)	Price	Market(1)	($ in 000s)
NYMEX	131,030	$2.73	$2.63	$14,633	492,523	$2.71	$2.78	($35,417)

Index	900	$2.40	$2.17	$207	900	$2.40	$2.16	$216

Basis:
DOM South (DOM)	20,250	($0.62)	($0.50)	($2,332)	88,545	($0.61)	($0.63)	$1,620
TCO Pool (TCO)	22,690	($0.51)	($0.39)	($2,652)	66,690	($0.50)	($0.47)	($2,573)
Michcon (NMC)	11,700	($0.17)	($0.14)	($297)	46,230	($0.17)	($0.22)	$2,166
TETCO ELA (TEB)	1,800	($0.09)	($0.13)	$75	7,300	($0.09)	($0.12)	$244
TETCO WLA (TWB)	1,800	($0.08)	($0.07)	($14)	7,300	($0.08)	($0.06)	($183)
TETCO M3 (TMT)	4,275	$1.03	$0.48	$2,431	7,173	$0.95	($0.17)	$4,437
TETCO M2 (BM2)	45,450	($0.59)	($0.46)	($5,791)	170,575	($0.60)	($0.62)	$3,029
Transco Zone 5 South (DKR)	2,700	$1.16	$0.79	$1,039	6,825	$0.55	$0.22	$1,534
Total Financial Basis Hedges	110,665			($7,541)	400,638			$10,274

Total Projected Realized Gain (Loss)				$7,299				($24,927)

Note: Forward market prices, hedged volumes, and hedge prices are as of 1/7/2021. Anticipated hedging activity is not included in projections.
(1) January prices are settled.
(2) Forecasted Gain/(Loss) amounts are based on sum of current monthly hedge positions vs. strip.

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)
Dollars in thousands, except per share data
Revenue and Other Operating Income:	Q4-2020	Q3-2020	Q2-2020	Q1-2020	YTD-2020	Q4-2019
Natural Gas, NGL and Oil Revenue	$287,262	$182,213	$175,776	$251,494	$896,745	$320,463
Gain (Loss) on Commodity Derivative Instruments	289,977	(168,834)	(63,303)	115,142	172,982	135,987
Purchased Gas Revenue	27,468	31,541	20,424	26,359	105,792	29,846
Other Revenue and Operating Income	21,996	21,155	15,944	23,364	82,459	22,693
Total Revenue and Other Operating Income	626,703	66,075	148,841	416,359	1,257,978	508,989
Costs and Expenses:
Operating Expense
Lease Operating Expense	9,753	10,377	10,244	10,033	40,407	12,738
Transportation, Gathering and Compression	73,606	68,810	60,025	83,242	285,683	86,323
Production, Ad Valorem, and Other Fees	6,656	5,994	5,384	6,162	24,196	7,358
Depreciation, Depletion and Amortization	144,648	114,464	113,545	129,164	501,821	133,844
Exploration and Production Related Other Costs	5,655	2,141	3,310	3,888	14,994	29,480
Purchased Gas Costs	24,194	31,721	19,989	24,998	100,902	28,077
Impairment of Exploration and Production Properties	-	-	-	61,849	61,849	327,400
Impairment of Unproved Properties and Expirations	-	-	-	-	-	119,429
Impairment of Goodwill	-	-	-	473,045	473,045	-
Selling, General, and Administrative Costs	33,024	22,714	23,399	30,238	109,375	34,535
Other Operating Expense	14,911	23,284	26,596	20,681	85,472	18,059
Total Operating Expense	312,447	279,505	262,492	843,300	1,697,744	797,243
Other Expense
Other Expense	11,398	2,180	4,819	5,187	23,584	101
Loss (Gain) on Assets Sales and Abandonments, net	336	(3,567)	(5,938)	(12,055)	(21,224)	(34,953)
Loss (Gain) on Debt Extinguishment	710	108	344	(11,263)	(10,101)	-
Interest Expense	37,634	37,921	46,256	48,995	170,806	37,051
Total Other Expense	50,078	36,642	45,481	30,863	163,065	2,199
Total Costs and Expenses	362,525	316,147	307,973	874,163	1,860,809	799,442
Earnings (Loss) Before Income Tax	264,178	(250,072)	(159,132)	(457,804)	(602,831)	(290,453)
Income Tax Expense (Benefit)	68,420	(61,279)	(28,646)	(152,582)	(174,087)	(50,398)
Net Income (Loss)	195,758	(188,793)	(130,486)	(305,222)	(428,744)	(240,055)
Less: Net Income Attributable to Noncontrolling Interest	-	15,905	15,263	23,863	55,031	31,353
Net Income (Loss) Attributable to CNX Resources Shareholders	$195,758	($204,698)	($145,749)	($329,086)	($483,775)	($271,408)

Earnings (Loss) per Share
Basic	$0.88	($1.03)	($0.78)	($1.76)	($2.43)	($1.45)
Diluted	$0.87	($1.03)	($0.78)	($1.76)	($2.43)	($1.45)

CONSOLIDATED BALANCE SHEETS

(Unaudited)
Dollars in thousands	31-Dec-20	30-Sep-20	30-Jun-20	31-Mar-20	31-Dec-19
ASSETS
Current Assets:
Cash and Cash Equivalents	$15,617	$150,132	$19,607	$31,833	$16,283
Restricted Cash	735	733	738	853	-
Accounts and Notes Receivable
Trade, net	145,929	75,929	69,174	91,477	133,480
Other Receivables, net	4,238	4,653	7,669	10,839	13,679
Supplies Inventories	9,657	10,090	10,317	10,266	6,984
Recoverable Income Taxes	88	644	114,440	115,261	62,425
Derivative Instruments	84,657	77,608	197,804	312,749	247,794
Prepaid Expenses	12,411	12,450	10,973	12,775	17,456
Total Current Assets	273,332	332,239	430,722	586,053	498,101
Property, Plant and Equipment:
Property, Plant and Equipment:	10,963,996	10,904,837	10,814,035	10,691,516	10,572,006
Less-Accumulated Depreciation, Depletion and Amortization	3,938,451	3,841,699	3,730,232	3,622,413	3,435,431
Total Property, Plant and Equipment—Net	7,025,545	7,063,138	7,083,803	7,069,103	7,136,575
Other Non-Current Assets:
Operating Lease Right-of-Use Assets	108,683	124,329	141,198	159,521	187,097
Investment in Affiliates	16,022	15,685	15,159	16,549	16,710
Derivative Instruments	188,237	160,098	212,657	258,111	314,096
Goodwill	323,314	323,314	323,314	323,314	796,359
Other Intangible Assets	90,095	91,733	93,371	95,009	96,647
Restricted Cash	5,247	5,456	5,576	5,340	-
Other Non-Current Assets	11,289	13,182	13,884	15,950	15,221
Total Other Non-Current Assets	742,887	733,797	805,159	873,794	1,426,130
TOTAL ASSETS	$8,041,764	$8,129,174	$8,319,684	$8,528,950	$9,060,806
LIABILITIES AND EQUITY
Current Liabilities:
Accounts Payable	$118,185	$117,004	$148,345	$171,890	$202,553
Derivative Instruments	42,329	144,545	83,527	49,058	41,466
Current Portion of Finance Lease Obligations	6,876	7,419	7,295	20,451	7,164
Current Portion of Long-Term Debt	22,574	22,488	22,430	7,200	-
Current Portion of Operating Lease Obligations	52,575	52,032	52,110	54,622	61,670
Other Accrued Liabilities	198,773	164,473	162,817	197,130	216,086
Total Current Liabilities	441,312	507,961	476,524	500,351	528,939
Non-Current Liabilities:
Long-Term Debt	2,401,427	2,577,974	2,540,768	2,640,148	2,754,443
Finance Lease Obligations	1,057	2,322	4,225	6,095	7,706
Operating Lease Obligations	53,235	66,180	79,701	92,463	110,466
Derivative Instruments	127,290	203,709	178,187	163,898	115,862
Deferred Income Taxes	466,253	398,878	370,412	376,401	476,108
Asset Retirement Obligations	84,712	61,761	62,543	64,387	63,377
Other Non-Current Liabilities	44,041	40,213	40,370	40,497	41,596
Total Non-Current Liabilities	3,178,015	3,351,037	3,276,206	3,383,889	3,569,558
TOTAL LIABILITIES	3,619,327	3,858,998	3,752,730	3,884,240	4,098,497
Stockholders' Equity
Common Stock	2,208	2,249	1,878	1,874	1,870
Capital in Excess of Par Value	2,959,357	2,989,699	2,261,729	2,205,941	2,199,605
Preferred Stock	-	-	-	-	-
Retained Earnings	1,476,056	1,290,498	1,495,197	1,641,009	1,971,676
Accumulated Other Comprehensive Loss	(15,184)	(12,270)	(12,382)	(12,493)	(12,605)
Total CNX Resources Stockholders' Equity	4,422,437	4,270,176	3,746,422	3,836,331	4,160,546
Noncontrolling Interest	-	-	820,532	808,379	801,763
TOTAL STOCKHOLDERS' EQUITY	4,422,437	4,270,176	4,566,954	4,644,710	4,962,309
TOTAL LIABILITIES AND EQUITY	$8,041,764	$8,129,174	$8,319,684	$8,528,950	$9,060,806

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)
Dollars in thousands
Cash Flows from Operating Activities:	Q4-2020	Q3-2020	Q2-2020	Q1-2020	YTD-2020	Q4-2019
Net Income (Loss)	$195,758	($188,793)	($130,486)	($305,223)	($428,744)	($240,055)
Depreciation, Depletion and Amortization	144,648	114,464	113,545	129,164	501,821	133,844
Amortization of Deferred Financing Costs	6,600	5,807	6,348	2,447	21,202	1,690
Impairment of Exploration and Production Properties	-	-	-	61,849	61,849	327,400
Impairment of Unproved Properties and Expirations	-	-	-	-	-	119,429
Impairment of Goodwill	-	-	-	473,045	473,045	-
Stock-Based Compensation	2,473	2,503	2,566	6,840	14,382	1,869
Loss (Gain) on Asset Sales and Abandonments	336	(3,567)	(5,938)	(12,055)	(21,224)	(34,953)
Loss (Gain) on Debt Extinguishment	710	108	344	(11,263)	(10,101)	-
(Gain) Loss on Commodity Derivative Instruments	(289,977)	168,834	63,303	(115,142)	(172,982)	(135,987)
(Gain) Loss on Other Derivative Instruments	(1,338)	152	3,598	10,639	13,051	-
Net Cash Received in Settlement of Commodity Derivative Instruments	77,490	90,310	142,256	151,161	461,217	43,449
Deferred Income Taxes	68,408	(61,278)	(25,683)	(99,746)	(118,299)	959
Equity in (Earnings) Loss of Affiliates	(337)	(396)	1,260	161	688	(400)
Return on Equity Investment	-	(131)	131	-	-	800
Changes in Operating Assets
Accounts and Notes Receivable	(69,738)	(3,427)	24,631	43,639	(4,895)	(36,093)
Recoverable Income Taxes	555	113,796	821	(52,836)	62,336	(51,356)
Supplies Inventories	433	227	(51)	(3,282)	(2,673)	543
Prepaid Expenses	223	(1,842)	1,832	4,710	4,923	(2,610)
Changes in Other Assets	(306)	(129)	(296)	692	(39)	989
Changes in Operating Liabilities
Accounts Payable	(18,844)	(14,153)	(17,810)	2,322	(48,485)	(61,685)
Accrued Interest	9,653	(8,409)	(495)	(5,063)	(4,314)	2,170
Other Operating Liabilities	34,026	9,141	(35,994)	(13,626)	(6,453)	44,931
Changes in Other Liabilities	(49)	(55)	(84)	(1,046)	(1,234)	(466)
Net Cash Provided by Operating Activities	160,724	223,162	143,798	267,387	795,071	114,468

Cash Flows from Investing Activities:
Capital Expenditures	(92,055)	(108,335)	(134,852)	(152,049)	(487,291)	(228,097)
Proceeds from Asset Sales	16,341	5,855	12,151	13,975	48,322	29,884
Net Cash Used in Investing Activities	(75,714)	(102,480)	(122,701)	(138,074)	(438,969)	(198,213)

Cash Flows from Financing Activities:
Payments on Miscellaneous Borrowings	(1,807)	(1,779)	(1,777)	(1,792)	(7,155)	(1,827)
Payments on Long-Term Notes	(363,348)	(50,000)	(408,985)	(59,880)	(882,213)	-
Net (Payments on) Proceeds from CNXM Revolving Credit Facility	(52,000)	24,000	(28,000)	35,250	(20,750)	65,750
Net (Payments on) Proceeds from CNX Revolving Credit Facility	(249,200)	(140,000)	113,000	(224,000)	(500,200)	47,800
Proceeds from Issuance of CNX Senior Notes	500,000	207,000	-	-	707,000	-
Net (Payments on) Proceeds from CSG Non-Revolving Credit Facilities	(5,587)	(5,202)	(3,667)	173,250	158,794	-
Proceeds from Issuance of Convertible Senior Notes	-	-	334,650	-	334,650	-
Purchase of Capped Call Related to Convertible Senior Notes	-	-	(35,673)	-	(35,673)	-
Distributions to CNXM Noncontrolling Interest Holders	-	(21,055)	(3,489)	(17,443)	(41,987)	(16,822)
Proceeds from Issuance of Common Stock	252	151	1,650	4	2,057	355
Shares Withheld for Taxes	(61)	(1)	(63)	(1,890)	(2,015)	(27)
Purchases of Common Stock	(37,247)	-	-	-	(37,247)	-
Debt Issuance and Financing Fees	(10,734)	(3,396)	(848)	(11,069)	(26,047)	(685)
Net Cash (Used in) Provided by Financing Activities	(219,732)	9,718	(33,202)	(107,570)	(350,786)	94,544
Net (Decrease) Increase in Cash, Cash Equivalents, and Restricted Cash	(134,722)	130,400	(12,105)	21,743	5,316	10,799
Cash, Cash Equivalents, and Restricted Cash at Beginning of Period	156,321	25,921	38,026	16,283	16,283	5,484
Cash, Cash Equivalents, and Restricted Cash at End of Period	$21,599	$156,321	$25,921	$38,026	$21,599	$16,283

MARKET MIX AND NATURAL GAS PRICE RECONCILIATION
	2021E
	Gas Sold (%)	Basis
DOM South	3%	($0.63)
ETNG Mainline	4%	$0.15
TCO Pool	22%	($0.47)
TETCO ELA & WLA	4%	($0.09)
TETCO M3	6%	($0.17)
TETCO M2	33%	($0.62)
Michcon	9%	($0.22)
Physical basis sales	19%	($0.31)
Weighted Average Basis	100%	($0.41)

NYMEX		$2.78
Weighted Average Basis (Not considering hedging)		($0.41)
Realized Price (per MMBtu)		$2.37
Conversion Factor (MMBtu/Mcf)		1.095
Realized Price Before Financial Hedging (per Mcf)		$2.59

PRICE AND COST DATA (PER MCFE)
	Q4-2020	Q3-2020	Q2-2020	Q1-2020	YTD-2020	Q4-2019
Average Sales Price - Gas	$1.90	$1.51	$1.54	$1.83	$1.71	$2.14
Average Gain on Commodity Derivative Instruments - Cash Settlement- Gas(1)	$0.56	$0.83	$1.03	$0.77	$0.78	$0.33
Average Sales Price - Oil and Condensate*	$5.33	$6.58	$4.40	$6.59	$5.99	$7.47
Average Sales Price - NGLs*	$2.88	$2.19	$1.31	$2.34	$2.29	$3.20

Average Sales Price - E&P	$2.49	$2.36	$2.52	$2.59	$2.49	$2.54

Lease Operating Expense (LOE)	$0.07	$0.09	$0.09	$0.07	$0.08	$0.09
Production, Ad Valorem, and Other Fees	$0.05	$0.05	$0.05	$0.05	$0.04	$0.05
Transportation, Gathering and Compression	$0.50	$0.59	$0.52	$0.62	$0.56	$0.60
Depreciation, Depletion and Amortization (DD&A)	$0.96	$0.98	$0.97	$0.94	$0.96	$0.92
Total Production Costs	$1.58	$1.71	$1.63	$1.68	$1.64	$1.66

Total Production Cash Costs, before DD&A	$0.62	$0.73	$0.66	$0.74	$0.68	$0.74
Cash Margin, before DD&A	$1.87	$1.63	$1.86	$1.85	$1.81	$1.80

Fully Burdened Cash Costs, before DD&A(2)	$1.01	$1.17	$1.29	$1.20	$1.17	$1.19
Fully Burdened Cash Margin, before DD&A	$1.48	$1.19	$1.23	$1.39	$1.32	$1.35

Note: "Total Production Costs" excludes Selling, General, and Administration and Other Operating Expenses
*NGLs, Oil, and Condensate are converted to Mcfe at the rate of one barrel equals six Mcf based upon the approximate relative energy content of oil and natural gas, which is not indicative of the relationship of oil, NGLs, condensate, and natural gas prices.
(1) Excludes hedge monetizations.
(2) Fully burdened cash costs include production cash costs, selling, general and administrative (SG&A) cash costs, other operating cash expense, other cash (income) expense, other revenue and operating income, and cash interest expense. Q4 2020,Q3 2020, Q2 2020, Q1 2020, YTD 2020 and Q4 2019 total fully burdened cash costs exclude a gain on asset sales of $0.00 per Mcfe, $0.03 per Mcfe, $0.24 per Mcfe, $0.09 per Mcfe, $0.04 per Mcfe, and $0.05 per Mcfe, respectively. Q4 2020, Q3 2020, Q2 2020, Q1 2020, YTD 2020 and Q4 2019 exclude unrealized losses on interest rate swaps and noncash amortization of $0.04 per Mcfe, $0.05 per Mcfe, $0.08 per Mcfe, $0.11 per Mcfe, $0.05 per Mcfe and $0.01 per Mcfe, respectively. Q42020, Q32020, and YTD 2020 also exclude fees related to the Merger of CNX Midstream of $0.05 per Mcfe, $0.04 per Mcfe, and $0.02 per Mcfe respectively.

Natural Gas Price Reconciliation	Q4-2020	Q3-2020	Q2-2020	Q1-2020	YTD-2020	Q4-2019
NYMEX Natural Gas ($/MMBtu)	$2.66	$1.98	$1.72	$1.95	$2.08	$2.50
Average Differential	(0.91)	(0.57)	(0.29)	(0.26)	(0.49)	(0.51)
BTU Conversion (MMBtu/Mcf)*	0.15	0.10	0.11	0.14	0.12	0.15
Gain on Commodity Derivative Instruments-Cash Settlement(1)	0.56	0.83	1.03	0.77	0.78	0.33
Realized Gas Price per Mcf	$2.46	$2.34	$2.57	$2.60	$2.49	$2.47
*Conversion factor	1.08	1.07	1.08	1.08	1.08	1.08

(1) Excludes hedge monetizations.

GUIDANCE
	Previous		Updated
($ in millions)	2021E		2021E
Capital Expenditures	Low	High	Low		High
Drilling & Completions (D&C)	-			-
Non-D&C	-			-
Total Capital	~$440		$430	-	$470

Production Volumes (Bcfe)	~550		540	-	570
% of Natural Gas Hedged	89%		90%

Prices on Open Volumes(1)
Natural Gas NYMEX ($/MMBtu)	-		$2.78
Natural Gas Basis Differential ($/MMBtu)	-		($0.41)
NGL Realized Price ($/Bbl)	-		~$15.00

($ in millions)
Adjusted EBITDAX(2)	~$960		$950	-	$1,000

($ in millions)
Free Cash Flow (FCF)(2)	~$425		~$425
FCF Per Share(2)(3)	$1.89		$1.93

(1) Forward market prices are as of 1/7/2021.
(2) Non-GAAP measures. See “Non-GAAP Financial Measures” for definitions. FCF per share assumes current shares outstanding as of 1/20/2021. FCF includes approximately $50 million in expected asset sales in 2021.
(3) Previous guidance for 2021 FCF per share based on shares outstanding of 224,528,583 as of 10/15/2020. Updated guidance for 2021 FCF per share based on shares outstanding of 219,707,417 as of 1/20/2021.

Non-GAAP Measures (Definitions, Purpose, and Reconciliations)

CNX's management uses certain non-GAAP financial measures for planning, forecasting and evaluating business and financial performance, and believes that they are useful for investors in analyzing the company. Although these are not measures of performance calculated in accordance with generally accepted accounting principles (GAAP), management believes that these financial measures are useful to an investor in evaluating CNX because (i) analysts utilize these metrics when evaluating company performance and have requested this information as of a recent practicable date, (ii) these metrics are widely used to evaluate a company’s operating performance, and (iii) we want to provide updated information to investors. Investors should not view these metrics as a substitute for measures of performance that are calculated in accordance with GAAP. In addition, because all companies do not calculate these measures identically, these measures may not be comparable to similarly titled measures of other companies.

Definitions: EBIT is defined as earnings before deducting net interest expense (interest expense less interest income) and income taxes. EBITDAX is defined as earnings before deducting net interest expense (interest expense less interest income), income taxes, depreciation, depletion and amortization, and exploration. Adjusted EBITDAX is defined as EBITDAX after adjusting for the discrete items listed below. Although EBIT, EBITDAX, and adjusted EBITDAX are not measures of performance calculated in accordance with generally accepted accounting principles, management believes that they are useful to an investor in evaluating CNX Resources because they are widely used to evaluate a company's operating performance. We exclude stock-based compensation from adjusted EBITDAX because we do not believe it accurately reflects the actual operating expense incurred during the relevant period and may vary widely from period to period irrespective of operating results. Investors should not view these metrics as a substitute for measures of performance that are calculated in accordance with generally accepted accounting principles. In addition, because all companies do not calculate EBIT, EBITDAX or adjusted EBITDAX identically, the presentation here may not be comparable to similarly titled measures of other companies. Adjusted Net Income is defined as net income after adjusting for the discrete items listed below as well as the tax effectiveness. Operating Margins are defined as adjusted EBIT divided by Total Revenue after adjusting for unrealized loss on commodity derivative instruments. Adjusted Trailing-Twelve-Months (TTM) EBITDAX is defined as EBITDAX over the trailing-twelve-months after adjusting for the discrete items listed below. Cash Operating Margins are defined as adjusted EBITDA divided by total Revenue after adjusting for unrealized loss on commodity derivative instruments. Net Debt is defined as total long-term debt minus cash and cash equivalents. Free Cash Flow (FCF) is defined as operating cash flow minus capex plus proceeds from asset sales. Organic FCF is defined as operating cash flow minus capex.

Reconciliations of EBIT, EBITDAX, adjusted EBITDAX, adjusted net income, operating margins, cash operating margins, net debt, Adjusted TTM EBITDAX, FCF and organic FCF to the most directly comparable GAAP financial measures are as follows:

Non-GAAP Measures

EBIT is defined as earnings before deducting net interest expense (interest expense less interest income) and income taxes. EBITDAX is defined as earnings before deducting net interest expense (interest expense less interest income), income taxes, depreciation, depletion and amortization, and exploration. Adjusted EBITDAX is defined as EBITDAX after adjusting for the discrete items listed below.

(Dollars in millions)	Q4-2020	Q3-2020	Q2-2020	Q1-2020	YTD-2020	Q4-2019
Net Income (Loss)	$196	($189)	($130)	($306)	($429)	($240)
Interest Expense	38	38	46	50	172	37
Interest Income	-	(2)	-	-	(2)	-
Income Tax Expense (Benefit)	68	(61)	(29)	(152)	(174)	(50)
Earnings (Loss) Before Interest & Taxes (EBIT)	302	(214)	(113)	(408)	(433)	(253)
Depreciation, Depletion & Amortization	144	115	114	128	501	134
Exploration Expense	6	2	3	4	15	29
Earnings (Loss) Before Interest, Taxes, DD&A and Exploration (EBITDAX)	$452	($97)	$4	($276)	$83	($90)
Adjustments:
Unrealized (Gain) Loss on Commodity Derivative Instruments	(212)	259	206	35	288	(93)
Merger Related Costs	6	5	-	-	11	-
Stock-Based Compensation	2	3	2	7	14	2
Impairment of Exploration and Production Properties	-	-	-	62	62	327
Impairment of Unproved Properties and Expirations	-	-	-	-	-	119
Impairment of Goodwill	-	-	-	473	473	-
Loss (Gain) on Debt Extinguishment	1	-	-	(11)	(10)	-
Severance	1	-	-	-	1	-
Shaw Insurance Recovery	-	-	-	-	-	(2)
Total Pre-tax Adjustments	(202)	267	208	566	839	353
Adjusted EBITDAX	$250	$ 170	$ 212	$ 290	$922	$ 263

Adjusted Net Income is defined as net income after adjusting for the discrete items listed below as well as the tax effectiveness.

(Dollars in millions)	Q4-2020	Q3-2020	Q2-2020	Q1-2020	YTD-2020	Q4-2019
Net Income (Loss) from EBITDAX Reconciliation	$196	($189)	($130)	($306)	($429)	($240)
Adjustments:
Total Pre-tax Adjustments from EBITDAX Reconciliation	(202)	267	208	566	839	353
Tax Effect of Adjustments	53	(70)	(54)	(148)	(219)	(92)
Adjusted Net Income	$47	$8	$24	$112	$191	$21

Non-GAAP Measures

Operating Margin: Adjusted EBIT divided by Total Revenue after adjusting for unrealized loss on commodity derivative instruments.

(Dollars in millions)	Q4-2020	Q3-2020	Q2-2020	Q1-2020	YTD-2020	Q4-2019
Total Revenue	$627	$66	$148	$417	$1,258	$509

Net Income (Loss)	$196	($189)	($130)	($306)	($429)	($240)
Interest Expense	38	38	46	50	172	37
Interest Income	-	(2)	-	-	(2)	-
Income Tax Expense (Benefit)	68	(61)	(29)	(152)	(174)	(50)
Earnings (Loss) Before Interest & Taxes (EBIT)	302	(214)	(113)	(408)	(433)	(253)
Depreciation, Depletion & Amortization	144	115	114	128	501	134
Earnings (Loss) Before Interest, Taxes, DD&A (EBITDA)	$446	($99)	$1	($280)	$68	($119)
Adjustments:
Unrealized (Gain) Loss on Commodity Derivative Instruments	($212)	$259	$206	$35	$288	($93)
Merger Related Costs	6	5	-	-	11	-
Impairment of Exploration and Production Properties	-	-	-	62	62	327
Impairment of Unproved Properties and Expirations	-	-	-	-	-	119
Impairment of Goodwill	-	-	-	473	473	-
Total Adjustments	($206)	$264	$206	$570	$834	$353

Total Revenue Minus Unrealized (Gain) Loss on Commodity Derivative Instruments	$415	$325	$354	$452	$1,546	$416
Adjusted EBIT	$96	$50	$93	$162	$401	$100
Operating Margin	23%	15%	26%	36%	26%	24%

Non-GAAP Measures

Cash Operating Margin: Adjusted EBITDA divided by Total Revenue after adjusting for unrealized loss on commodity derivative instruments.

(Dollars in millions)	Q4-2020	Q3-2020	Q2-2020	Q1-2020	YTD-2020	Q4-2019
Total Revenue	$627	$66	$148	$417	$1,258	$509

Net Income (Loss)	$196	($189)	($130)	($306)	($429)	($240)
Interest Expense	38	38	46	50	172	37
Interest Income	-	(2)	-	-	(2)	-
Income Tax Expense (Benefit)	68	(61)	(29)	(152)	(174)	(50)
Earnings (Loss) Before Interest & Taxes (EBIT)	302	(214)	(113)	(408)	(433)	(253)
Depreciation, Depletion & Amortization	144	115	114	128	501	134
Earnings (Loss) Before Interest, Taxes, DD&A (EBITDA)	$446	($99)	$1	($280)	$68	($119)
Adjustments:
Unrealized (Gain) Loss on Commodity Derivative Instruments	($212)	$259	$206	$35	$288	($93)
Stock-Based Compensation	2	3	2	7	14	2
Merger Related Costs	6	5	-	-	11	-
Impairment of Exploration and Production Properties	-	-	-	62	62	327
Impairment of Unproved Properties and Expirations	-	-	-	-	-	119
Loss (Gain) on Debt Extinguishment	1	-	-	(11)	(10)	-
Impairment of Goodwill	-	-	-	473	473	-
Total Adjustments	($203)	$267	$208	$566	$838	$355

Total Revenue Minus Unrealized (Gain) Loss on Commodity Derivative Instruments	$415	$325	$354	$452	$1,546	$416
Adjusted EBITDA	$243	$168	$209	$286	$906	$236
Cash Operating Margin	59%	52%	59%	63%	59%	57%

Non-GAAP Measures

Net Debt: Total long-term debt minus cash and cash equivalents.
Management uses net debt to determine the company's outstanding debt obligations that would not be readily satisfied by its cash and cash equivalents on hand. Management believes that using net debt attributable to CNX Resources shareholders is useful to investors in determining the company's leverage ratio since the company could choose to use its cash and cash equivalents to retire debt.

(Dollars in millions)
Net Debt	31-Dec-20
Total Long-Term Debt (GAAP)(1)	$2,424
Less: Cash and Cash Equivalents	22
Net Debt	$2,402
(1) Includes current portion

Adjusted TTM EBITDAX: EBITDAX over the trailing-twelve-months after adjusting for the discrete items listed below.
	Three Months Ended				Twelve Months Ended
(Dollars in millions)	31-Mar-20	30-Jun-20	30-Sep-20	31-Dec-20	31-Dec-20
Net (Loss) Income	$(306)	$(130)	$(189)	$196	$(429)
Interest Expense	50	46	38	38	172
Interest Income	-	-	(2)	-	(2)
Income Tax (Benefit) Expense	(152)	(29)	(61)	68	(174)
(Loss) Earnings Before Interest & Taxes (EBIT)	(408)	(113)	(214)	302	(433)
Depreciation, Depletion & Amortization	128	114	115	144	501
Exploration Expense	4	3	2	6	15
(Loss) Earnings Before Interest, Taxes, DD&A, and Exploration (EBITDAX)	(276)	4	(97)	452	83
Adjustments:
Unrealized Loss (Gain) on Commodity Derivative Instruments	35	206	259	(212)	288
Merger Related Costs	-	-	5	6	11
Impairment of Exploration and Production Properties	62	-	-	-	62
Impairment of Goodwill	473	-	-	-	473
Stock Based Compensation	7	2	3	2	14
(Gain) Loss on Debt Extinguishment	(11)	-	-	1	(10)
Severance	-	-	-	1	1
Total Pre-tax Adjustments	566	208	267	(202)	839
Adjusted EBITDAX TTM	$290	$212	$170	$250	$922

Non-GAAP Measures

The Company's management believes that the following measures provide useful information to external users of the Company's consolidated financial statements, such as industry analysts, lenders and ratings agencies. Free cash flow and organic free cash flow should not be considered as alternatives to net cash provided by operating activities or any other measure of liquidity presented in accordance with GAAP.

Free Cash Flow (FCF): Operating cash flow minus capex plus proceeds from asset sales.
Organic Free Cash Flow (FCF): Operating cash flow minus capex.

Free Cash Flow
(Dollars in millions)	Q4-2020	Q3-2020	Q2-2020	Q1-2020	YTD-2020	Q4-2019
Net Cash Provided by Operating Activities	$161	$223	$144	$267	$795	$114
Capital Expenditures	(92)	(108)	(135)	(152)	(487)	(228)
Proceeds from Asset Sales	16	6	12	14	48	30
Free Cash Flow	$85	$121	$21	$129	$356	($84)

Organic Free Cash Flow
(Dollars in millions)	Q4-2020	Q3-2020	Q2-2020	Q1-2020	YTD-2020	Q4-2019
Net Cash Provided by Operating Activities	$161	$223	$144	$267	$795	$114
Capital Expenditures	(92)	(108)	(135)	(152)	(487)	(228)
Organic Free Cash Flow	$69	$115	$9	$115	$308	($114)

Risk Factors

This presentation, including the oral statements made in connection herewith, contains forward-looking statements estimates and projections within the meaning of the federal securities laws. Statements that are not historical are forward-looking and may include our operational and strategic plans; estimates of gas reserves and resources; projected timing and rates of return of future investments; and projections and estimates of future production revenues, income and capital spending. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those statements estimates and projections. Investors should not place undue reliance on forward-looking statements as a prediction of future actual results. The forward-looking statements in this presentation speak only as of the date of this presentation; we disclaim any obligation to update the statements, and we caution you not to rely on them unduly.

Specific factors that could cause future actual results to differ materially from the forward-looking statements are described in detail under the captions "Forward- Looking Statements" and "Risk Factors" in our annual report on Form 10-K for the year ended December 31, 2019 filed with the Securities and Exchange Commission (SEC), as supplemented by our quarterly reports on Form 10-Q for the quarters ended March 31, 2020, June 30, 2020, and September 30, 2020, and any subsequent reports filed with the SEC. Those risk factors discuss, among other matters, pricing volatility or pricing decline for natural gas and NGLs; the failure to realize the anticipated costs savings, synergies and other benefits of CNX’s purchase of the outstanding interests in CNXM not already owned by CNX; local, regional and national economic conditions and the impact they may have on our customers; the impact of outbreaks of communicable diseases such as COVID-19 on business activity, our operations and national and global economic conditions, generally; conditions in the oil and gas industry, including a sustained decrease in the level of supply or demand for oil or natural gas or a sustained decrease in the price of oil or natural gas; the financial condition of our customers; any non-performance by customers of their contractual obligations; changes in customer, employee or supplier relationships resulting from the proposed transaction; and changes in safety, health, environmental and other regulations.